Exhibit 10.1

STOCK EXCHANGE AGREEMENT

BY AND AMONG

TIAN AGRO-TECHNOLOGY HOLDINGS LTD.,

CHINA AGRO-TECHNOLOGY LTD., AND

TIAN INVESTMENTS GROUP LTD.

Dated and Effective as of December 21, 2007

TABLE OF CONTENTS

Section

   Page

Article I EXCHANGE OF SHARES

1

1.1

Exchange of Shares.

1

1.2

Exercise of Options.

1

1.3

Stock Legend.

2

1.4

Subsidiary Stock Sale.

2

Article II CLOSING

2

2.1

Closing Date.

2

Article III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2

3.1

Organization and Good Standing.

3

3.2

Authorization of Agreement.

3

3.3

Capitalization.

3

3.4

No Subsidiaries.

4

3.5

Corporate Records.

4

3.6

Conflicts; Consents of Third Parties.

5

3.7

Financial Statements.

5

3.8

No Undisclosed Liabilities.

6

3.9

Absence of Certain Developments.

6

3.10

Title to Property.

7

3.11

Employee Benefits.

8

3.12

Litigation.

9

3.13

Compliance with Laws; Permits.

9

3.14

Environmental Matters.

9

3.15

Related Party Transactions.

10

3.16

No Misrepresentation.

10

3.17

Financial Advisors.

10

Article IV REPRESENTATIONS AND WARRANTIES OF THE SELLER

11

4.1

Organization and Good Standing.

11

4.2

Authorization of Agreement.

11

4.3

Capitalization.

11

4.4

Conflicts; Consents of Third Parties.

11

4.5

Ownership and Transfer of Shares.

12

4.6

Related Party Transactions.

12

4.7

No Misrepresentation.

12

4.8

Investment Representation.

12

4.9

No Public Solicitation.

12

4.10

Investor Solicitation and Ability to Bear Risk to Loss.

13

4.11

Investor Status.

13

i

4.12

Financial Advisors.

14

Article V REPRESENTATIONS AND WARRANTIES OF PURCHASER

14

5.1

Organization and Good Standing.

14

5.2

Authorization of Agreement.

15

5.3

Conflicts; Consents of Third Parties.

15

5.4

Litigation.

15

5.5

Investment Intention.

16

5.6

Financial Advisors.

16

5.7

SEC Documents.

16

5.8

Tax Free Exchange.

17

Article VI COVENANTS

17

6.1

Consents.

17

6.2

Filings with Governmental Bodies.

17

6.3

Updated Financial Statements.

18

6.4

Other Actions.

18

6.5

No Solicitation.

18

6.6

Preservation of Records.

19

6.7

Publicity.

19

6.8

Resignation of Officers and Directors.

19

6.9

Name Change.

19

Article VII CONDITIONS TO CLOSING

19

7.1

Conditions Precedent to Obligations of Purchaser.

19

7.2

Conditions Precedent to Obligations of the Seller.

21

Article VIII DOCUMENTS TO BE DELIVERED

21

8.1

Documents to be Delivered by the Seller.

21

8.2

Documents to be Delivered by the Purchaser.

22

Article IX INDEMNIFICATION

22

9.1

Indemnification Obligations in favor of the Executive Officers, Directors, and Employees of Purchaser.  22

9.2

Indemnification Obligations in favor of Purchaser.

23

Article X MISCELLANEOUS

23

10.1

Certain Definitions.

23

10.2

Payment of Sales, Use or Similar Taxes.

25

10.3

Expenses.

26

10.4

Survival of Representations and Warranties.

26

10.5

Further Assurances.

26

10.6

Submission to Jurisdiction; Consent to Service of Process.

26

10.7

Entire Agreement; Amendments and Waivers.

27

10.8

Governing Law.

27

10.9

Table of Contents and Headings.

27

ii

10.10

Notices.

27

10.11

Severability.

28

10.12

Binding Effect; Assignment.

28

10.13

Counterparts.

28

iii

STOCK EXCHANGE AGREEMENT

STOCK EXCHANGE AGREEMENT, dated and effective as of December 21, 2007 (the “Agreement”), by and among Tian Agro-Technology Holdings Ltd., a corporation existing under the laws of Belize (the “Purchaser”), China Agro-Technology Ltd., a corporation existing under the laws of the British Virgin Islands (the “Company”), and Tian Investments Group Ltd., a corporation existing under the laws of the British Virgin Islands (the “Seller”).

W I T N E S S E T H:

WHEREAS, the Seller owns an aggregate of 1,149,108 shares of common stock, $1.00 par value (the “Shares”), of the Company, which Shares constitute all of the issued and outstanding shares of all classes of capital stock of the Company; and

WHEREAS, the Seller desires to exchange its Shares for shares of voting common stock of the Purchaser because such transaction would be classified as a tax-free corporate reorganization, and the Purchaser desires to effect that exchange upon the terms and conditions hereinafter set forth and pursuant to the provisions of Section 368(a)(1)(B) of the Code; and

WHEREAS, certain terms used in this Agreement are defined in Section 11.1.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I

EXCHANGE OF SHARES

1.1

Exchange of Shares.

Upon the terms and subject to the conditions contained herein, on the Closing Date, the Seller shall transfer, convey and deliver to the Purchaser, and the Purchaser shall receive and accept from the Seller, the Shares of the Seller set forth opposite the Seller’s name on Annex A hereto.  In exchange therefore, the Purchaser shall issue to the Seller, or the Person(s) designated by the Seller, stock certificates representing 288,000,000 shares (the “Acquisition Shares”) of common stock, $0.001 par value, of the Purchaser (“Purchaser Common Stock”).  The exchange of the Shares for the shares of Purchaser’s common stock pursuant to this Agreement shall be effective as of the close of business on December 21, 2007 (the “Effective Time”).

1.2

Exercise of Options.

Prior to or on the Closing Date, the Seller shall exercise any options to purchase Shares pursuant to the terms of the options.  Any options not exercised prior to or on the Closing Date shall terminate and cease to exist at the Effective Time.

1.3

Stock Legend.

The Purchaser Common Stock acquired by the Seller in connection with this Agreement shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE COMPANY'S TRANSFER AGENT HAS ISSUED “STOP TRANSFER” INSTRUCTIONS AGAINST THIS CERTIFICATE IN ORDER TO ENSURE COMPLIANCE WITH THE FOREGOING.

1.4

Subsidiary Stock Sale.

The Purchaser is entering into a Subsidiary Stock Sale Agreement with Yuxiang Tang (the “Subsidiary Sale”) concurrent with the transactions underlying this Agreement. The parties acknowledge and agree that the Subsidiary Sale and the share exchange contemplated by this Agreement are intended to close concurrently and subject to the other, with the understanding that the Subsidiary Sale shall be deemed to have closed first in time to be followed immediately by the share exchange contemplated by this Agreement.

ARTICLE II
CLOSING

2.1

Closing Date.

Subject to the satisfaction of the conditions set forth in Sections 7.1 and 7.2 hereof (or the waiver thereof by the party entitled to waive that condition), the closing of the exchange of the Shares for the Acquisition Shares provided for in Section 1.1 hereof (the “Closing”) shall take place at 10:00 a.m. at the offices of Sichenzia Ross Friedman Ference LLP located at 61 Broadway, 32nd Floor, New York, New York 10006 (or at such other place as the parties may designate in writing) on December 21, 2007, or on such other date as the Seller and the Purchaser may designate in writing.  The date on which the Closing shall be held is referred to in this Agreement as the “Closing Date”.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser that:

3.1

Organization and Good Standing.

The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth above and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted.  The Company and each of its subsidiaries is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified would not have a Material Adverse Effect.

3.2

Authorization of Agreement.

The Company has all requisite power, authority and legal capacity to execute and deliver this Agreement and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by the Company in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the “Company Documents”), and to consummate the transactions contemplated hereby and thereby.  This Agreement has been, and each of the Company Documents will be at or prior to the Closing, duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the Company Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.3

Capitalization.

(a)

The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, $1.00 par value.  The Company does not have any class of Preference Share Capital.  As of the date hereof, there are 1,149,108 shares of Common Stock issued and outstanding.  All of the issued and outstanding shares of Common Stock were duly authorized for issuance and are validly issued, fully paid and non-assessable.

(b)

Except as set forth on Schedule 3.3(b) hereto, there is no existing option, warrant, call, right, commitment or other agreement of any character to which the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company.  The Company is not a party to any voting trust or other voting agreement with respect to any of the Shares or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Company.

(c)

The capitalization of each Subsidiary is set for on Schedule 3.3(c) hereto.  All of the issued and outstanding shares of Common Stock of each Subsidiary as set for on Schedule 3.3(c) were duly authorized for issuance and are validly issued, fully paid and non-assessable. Except as set forth on Schedule 3.3(c) hereto, there is no existing option, warrant, call, right, commitment or other agreement of any character to which any Subsidiary is a party requiring, and there are no securities of any Subsidiary outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of such Subsidiary or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of such Subsidiary.  No Subsidiary is a party to any voting trust or other voting agreement with respect to any of the shares or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of such Subsidiary.

3.4

No Subsidiaries.

Except as set forth on Schedule 3.4 hereto, the Company does not, directly or indirectly, own any stock or other equity interest in any other Person (each, a “Subsidiary” and collectively, the “Subsidiaries”).

3.5

Corporate Records.

(a)

The Company has delivered to the Purchaser true, correct and complete copies of the articles of incorporation (certified by the Secretary of State or other appropriate official of the applicable jurisdiction of organization) and by-laws (certified by the secretary, assistant secretary or other appropriate officer) or comparable organizational documents of the Company and each Subsidiary.

(b)

The minute books of the Company and Subsidiaries previously made available to the Purchaser contain complete and accurate records of all meetings and accurately reflect all other corporate action of the stockholders and board of directors (including committees thereof) of the Company or Subsidiaries, as appropriate.  The stock certificate books and stock transfer ledgers of the Company and Subsidiaries previously made available to the Purchaser were true, correct and complete as of the date of delivery.  All stock transfer taxes levied or payable with respect to all transfers of shares of the Company and Subsidiaries prior to the date hereof have been paid and appropriate transfer tax stamps affixed.

3.6

Conflicts; Consents of Third Parties.

(a)

None of the execution and delivery by the Seller of this Agreement and the Company Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by the Seller with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws or comparable organizational documents of the Company; (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party or by which any of them or any of their respective properties or assets is bound; (iii) violate any statute, rule, regulation, order or decree of any governmental body or authority by which the Company is bound; or (iv) result in the creation of any Lien upon the properties or assets of the Company except, in case of clauses (ii), (iii) and (iv), for such violations, breaches or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(b)

No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company in connection with the execution and delivery of this Agreement or the Company Documents, or the compliance by the Company with any of the provisions hereof or thereof.

3.7

Financial Statements.

The Company has delivered to the Purchaser copies of the audited balance sheets of the Company as at September 30, 2006 and 2007 and the related audited statements of income and of cash flows of the Company for the years then ended (such audited statements, including the related notes and schedules thereto, are referred to herein as the “Financial Statements”).  Each of the Financial Statements is complete and correct in all material respects, has been (or will be) prepared in accordance with GAAP (subject to normal year-end adjustments in the case of the unaudited statements) and in conformity with the practices consistently applied by the Company without modification of the accounting principles used in the preparation thereof and presents fairly the financial position, results of operations and cash flows of the Company as at the dates and for the periods indicated.  Each of the Financial Statements comply (or will comply) with the disclosure requirements of Item 3.10 of Regulation SB as promulgated by the Securities and Exchange Commission.

For the purposes hereof, the audited balance sheet of the Company as at September 30, 2007 is referred to as the “Balance Sheet” and September 30, 2007 is referred to as the “Balance Sheet Date”.

3.8

No Undisclosed Liabilities.

The Company has no indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described on the Balance Sheet or in the notes thereto in accordance with GAAP which was not fully reflected in, reserved against or otherwise described in the Balance Sheet or the notes thereto or was not incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date.

3.9

Absence of Certain Developments.

Except as expressly contemplated by this Agreement, since the Balance Sheet Date:

(i)

there has not been any Material Adverse Change nor has there occurred any event which is reasonably likely to result in a Material Adverse Change;

(ii)

there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property and assets of the Company having a replacement cost of more than $1,000 for any single loss or $5,000 for all such losses;

(iii)

there has not been any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Seller or the Company of any outstanding shares of capital stock or other securities of, or other ownership interest in, the Company;

(iv)

the Company has not awarded or paid any bonuses to employees of the Company with respect to the fiscal year ended September 30, 2007, except to the extent accrued on the Balance Sheet or entered into any employment, deferred compensation, severance or similar agreement (nor amended any such agreement) or agreed to increase the compensation payable or to become payable by it to any of the Company’s directors, officers, employees, agents or representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or representatives (other than normal increases in the ordinary course of business consistent with past practice and that in the aggregate have not resulted in a material increase in the benefits or compensation expense of the Company);

(v)

there has not been any change by the Company in accounting or tax reporting principles, methods or policies;

(vi)

the Company has not entered into any transaction or Contract or conducted its business other than in the ordinary course consistent with past practice;

(vii)

the Company has not failed to promptly pay and discharge current liabilities except where disputed in good faith by appropriate proceedings;

(viii)

the Company has not made any loans, advances or capital contributions to, or investments in, any Person or paid any fees or expenses to the Seller or any Affiliate of the Seller;

(ix)

the Company has not mortgaged, pledged or subjected to any Lien any of its assets, or acquired any assets or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets of the Company, except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with past practice;

(x)

the Company has not discharged or satisfied any Lien, or paid any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Company;

(xi)

the Company has not canceled or compromised any debt or claim or amended, canceled, terminated, relinquished, waived or released any Contract or right except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Company;

(xii)

the Company has not made or committed to make any capital expenditures or capital additions or betterments in excess of $1,000 individually or $5,000 in the aggregate;

(xiii)

the Company has not instituted or settled any material Legal Proceeding; and

(xiv)

the Company has not agreed to do anything set forth in this Section 4.9.

3.10

Title to Property.

(a)

All real estate or land use rights owned by the Company and its subsidiaries (including land use rights, improvements and fixtures thereon, easements and rights of way) (the “Real Property”) is shown or reflected on the Financial Statements. The Company and its subsidiaries have obtained all governmental approval and permits necessary for the rights to own and to use such Real Property.

(b)

 All leases of real property held by the Company and all personal property and other property and assets of the Company and its subsidiaries (other than Real Property) owned, used or held for use in connection with the business of the Company (the “Personal Property”) are shown or reflected on the Financial Statements. The Company owns and have good and marketable title to the Personal Property, and all such assets and properties are in each case held free and clear of all Liens, except for liens disclosed in the Financial Statements or set forth on Schedule 3.10(b), none of which Liens has or will have, individually or in the aggregate, a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of the Company.

(c)

All leases pursuant to which the Company leases from others material real or personal property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of the Company or, to the knowledge of the Company, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on the Company.

3.11

Employee Benefits.

(a)

All employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document) covering any active or former employee, director or consultant of the Company and its subsidiaries, or any trade or business (whether or not incorporated) which is under common control with the Company and its subsidiaries, with respect to which the Company or any of its subsidiaries has liability (collectively, the “Plans”) has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Plans, and all liabilities with respect to the Plans have been properly reflected in the consolidated financial statements of the Company. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought or is continuing, or to the knowledge of the Company is threatened, against or with respect to any such Plan. To the knowledge of the Company, there are no audits, inquiries or proceedings pending or, threatened by any governmental agency with respect to any Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. Any Plan referenced herein can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, subject to applicable laws, without liability to UNIPRO or the Company (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

(b)

Except as set forth on Schedule 3.11(b), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, officer, director or employee of the Company and its subsidiaries under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

3.12

Litigation.

There is no suit, action, proceeding, investigation, claim or order pending or, to the knowledge of the Company, overtly threatened against the Company (or to the knowledge of the Company, pending or threatened, against any of the officers, directors or key employees of the Company with respect to their business activities on behalf of the Company), or to which the Company is otherwise a party, which, if adversely determined, would have a Material Adverse Effect, before any court, or before any governmental department, commission, board, agency, or instrumentality; nor to the knowledge of the Seller nor the Company is there any reasonable basis for any such action, proceeding, or investigation.  The Company is not subject to any judgment, order or decree of any court or governmental agency except to the extent the same are not reasonably likely to have a Material Adverse Effect and the Company is not engaged in any legal action to recover monies due it or for damages sustained by it.

3.13

Compliance with Laws; Permits.

The Company is in compliance with all Laws applicable to the Company or to the conduct of the business or operations of the Company or the use of its properties (including any leased properties) and assets, except for such non-compliances as would not, individually or in the aggregate, have a Material Adverse Effect.  The Company has all governmental permits and approvals from state, federal or local authorities which are required for the Company to operate its business, except for those the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

Each Subsidiary is in compliance with all Laws applicable to such Subsidiary or to the conduct of the business or operations of such Subsidiary or the use of its properties (including any leased properties) and assets, except for such non-compliances as would not, individually or in the aggregate, have a Material Adverse Effect.  Each Subsidiary has all governmental permits and approvals from state, federal or local authorities which are required for such Subsidiary to operate its business, except for those the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

3.14

Environmental Matters.

(a)

the operations of the Company are in compliance with all applicable Environmental Laws and all permits issued pursuant to Environmental Laws or otherwise;

(b)

the Company has obtained all permits required under all applicable Environmental Laws necessary to operate its business;

(c)

the Company is not the subject of any outstanding written order or Contract with any governmental authority or person respecting (i) Environmental Laws, (ii) Remedial Action or (iii) any Release or threatened Release of a Hazardous Material;

(d)

the Company has not received any written communication alleging either or both that the Company may be in violation of any Environmental Law, or any permit issued pursuant to Environmental Law, or may have any liability under any Environmental Law;

(e)

the Company does not have any current contingent liability in connection with any Release of any Hazardous Materials into the indoor or outdoor environment (whether on-site or off-site);

(f)

to the Company’s knowledge, there are no investigations of the business, operations, or currently or previously owned, operated or leased property of the Company pending or threatened which could lead to the imposition of any liability pursuant to Environmental Law;

(g)

there is not located at any of the properties of the Company any (i) underground storage tanks, (ii) asbestos-containing material or (iii) equipment containing polychlorinated biphenyls; and

(h)

the Company has provided to the Purchaser all environmentally related audits, studies, reports, analyses, and results of investigations that have been performed with respect to the currently or previously owned, leased or operated properties of the Company.

3.15

Related Party Transactions.

Except as set forth on Schedule 3.15, neither the Company nor any of its Affiliates have borrowed any moneys from or has outstanding any indebtedness or other similar obligations to the Company.  The Company nor any Affiliate, officer or employee of the Company (i) owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender to or borrower from or has the right to participate in the profits of, any Person which is (A) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Company, (B) engaged in a business related to the business of the Company, or (C) a participant in any transaction to which the Company is a party or (ii) is a party to any Contract with the Company.

3.16

No Misrepresentation.

No representation or warranty of any Representing Seller or the Company contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by any Representing Seller to the Purchaser pursuant to the terms hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

3.17

Financial Advisors.

Except as set forth on Schedule 3.17, no Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Company in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller, not including the Company, hereby represents and warrants to the Purchaser that:

4.1

Organization and Good Standing.

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth above and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted.  The Seller is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified would not have a Material Adverse Effect.

4.2

Authorization of Agreement.

The Seller has all requisite power, authority and legal capacity to execute and deliver this Agreement, the Employment Agreements (as applicable) and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by the Seller in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the “Seller Documents”).  This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by the Seller and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.3

Capitalization.

There is no existing option, warrant, call, right, commitment or other agreement of any character to which the Seller is a party.  The Seller is not party to any voting trust or other voting agreement with respect to any of the Shares or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Company.

4.4

Conflicts; Consents of Third Parties.

No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Seller in connection with the execution and delivery of this Agreement or the Seller Documents, or the compliance by the Seller with any of the provisions hereof or thereof.

4.5

Ownership and Transfer of Shares.

The Seller is the record and beneficial owner of the Shares indicated as being owned by the Seller on Annex A, free and clear of any and all Liens.  The Seller has the power and authority to sell, transfer, assign and deliver such Shares as provided in this Agreement, and such delivery will convey to the Purchaser good and marketable title to such Shares, free and clear of any and all Liens.

4.6

Related Party Transactions.

Neither the Seller nor any of its respective Affiliates have borrowed any moneys from or has outstanding any indebtedness or other similar obligations to the Company.  Neither the Seller nor any Affiliate of the Seller nor any officer or employee of any of them (i) owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender to or borrower from or has the right to participate in the profits of, any Person which is (A) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Company, (B) engaged in a business related to the business of the Company, or (C) a participant in any transaction to which the Company is a party or (ii) is a party to any Contract with the Company.

4.7

No Misrepresentation.

No representation or warranty of the Seller contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by the Seller to the Purchaser pursuant to the terms hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

4.8

Investment Representation.

This Agreement is made with the Seller in reliance upon the Seller’s representation, which by the Seller’s execution of this Agreement the Seller hereby confirms, that the Purchaser Common Stock to be received by the Seller is being acquired pursuant to this Agreement for investment and not with a view to the public resale or distribution thereof unless pursuant to an effective registration statement or exemption under the Securities Act.

4.9

No Public Solicitation.

The Seller is acquiring the Purchaser Common Stock after private negotiation and has not been attracted to the acquisition of the Purchaser Common Stock by any press release, advertising or publication.

4.10

Investor Solicitation and Ability to Bear Risk to Loss.

The Seller has not been organized for the purpose of acquiring the Purchaser Common Stock. The Seller acknowledges that it is able to protect its interests in connection with the acquisition of the Purchaser Common Stock and can bear the economic risk of investment in such securities without producing a material adverse change in the Seller’s financial condition. The Seller otherwise has such knowledge and experience in financial or business matters that the Seller is capable of evaluating the merits and risks of the investment in the Purchaser Common Stock.

4.11

Investor Status.

(a)

The Seller is not a U.S. Person (as defined in Section 904 of Regulation S promulgated under the Securities Act), nor an affiliate of the Purchaser:

(b)

(i) the issuance to the Seller of the Acquisition Shares is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) Seller is not acquiring the Acquisition Shares for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Acquisition Shares has not taken place, and is not taking place, within the United States of America or its territories or possessions.  Seller acknowledges that the offer and sale of the Acquisition Shares has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(c)

Seller acknowledges and agrees that, pursuant to the provisions of Regulation S, the Acquisition Shares cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the Closing Date, unless such shares are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available.  Seller acknowledges that it has not engaged in any hedging transactions with regard to the Acquisition Shares.

(d)

Seller consents to the placement of a legend on any certificate, note or other document evidencing the Acquisition Shares and understands that the Purchaser shall be required to refuse to register any transfer of Acquisition Shares not made in accordance with applicable U.S. securities laws.

(e)

Seller is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(f)

Seller understands that the Acquisition Shares have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.  The Acquisition Shares are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(g)

Seller acknowledges that the Acquisition Shares may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available.  In connection with any resale of the Acquisition Shares pursuant to Regulation S, the Purchaser will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(h)

Seller makes the representations, declarations and warranties as contained in this Section 4.11 with the intent that the same shall be relied upon by the Purchaser in determining its suitability as a purchaser of such Acquisition Shares.

4.12

Financial Advisors.

Except as set forth on Schedule 4.12, no Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Seller in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASER

5.1

Organization and Good Standing.

The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth above and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted.  The Purchaser is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization.

5.2

Authorization of Agreement.

The Purchaser has full corporate power and authority to execute and deliver this Agreement, the Employment Agreements and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Purchaser in connection with the consummation of the transactions contemplated hereby and thereby (together with the Employment Agreements, the “Purchaser Documents”), and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance by the Purchaser of this Agreement and each Purchaser Document have been duly authorized by all necessary corporate action on behalf of the Purchaser.  This Agreement has been, and each Purchaser Document will be at or prior to the Closing, duly executed and delivered by the Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each Purchaser Document when so executed and delivered will constitute, legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

5.3

Conflicts; Consents of Third Parties.

(a)

Neither of the execution and delivery by the Purchaser of this Agreement and of the Purchaser Documents, nor the compliance by the Purchaser with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Purchaser, (ii) conflict with, violate, result in the breach of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other obligation to which the Purchaser is a party or by which the Purchaser or its properties or assets are bound or (iii) violate any statute, rule, regulation, order or decree of any Governmental Body or authority by which the Purchaser is bound, except, in the case of clauses (ii) and (iii), for such violations, breaches or defaults as would not, individually or in the aggregate, have a material adverse effect on the business, properties, results of operations, prospects, conditions (financial or otherwise) of the Purchaser and its subsidiaries, taken as a whole.

(b)

No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the Purchaser Documents or the compliance by Purchaser with any of the provisions hereof or thereof.

5.4

Litigation.

There are no Legal Proceedings pending or, to the best knowledge of the Purchaser, threatened that are reasonably likely to prohibit or restrain the ability of the Purchaser to enter into this Agreement or consummate the transactions contemplated hereby.

5.5

Investment Intention.

The Purchaser is acquiring the Shares for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act of 1933, as amended (the “Securities Act”) thereof.  Purchaser understands that the Shares have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

5.6

Financial Advisors.

Except as set forth on Schedule 5.6, no Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Purchaser in connection with the transactions contemplated by this Agreement and no person is entitled to any fee or commission or like payment in respect thereof.

5.7

SEC Documents.

The Purchaser has filed all required reports, schedules, forms, statements and other documents with the SEC since January 1, 2003 (the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC documents, and, at the time of filing, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Purchaser included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Purchaser as of the dates thereof and their consolidated statements of operations, stockholders’ equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a Material Adverse Effect).  Except as and to the extent set forth on the consolidated balance sheet of the Purchaser as of December 31, 2006, including the notes thereto, the Purchaser has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not), except for liabilities and obligations incurred in the ordinary course of business consistent with past practices since December 31, 2006 which in the aggregate could not reasonably be expected to have a Material Adverse Effect.  The Purchaser has heretofore made available to Company complete and correct copies of all of the SEC Documents and amendments and modifications thereto, as well as, to the extent any shall exist, all material amendments and modifications that have not been filed by the Purchaser with the SEC to all agreements, documents and other instruments that previously had been filed by the Purchaser with the SEC and are currently in effect.

5.8

Tax Free Exchange.

Purchaser agrees that it is the intention of the parties that the transaction contemplated pursuant to this Agreement be treated as a Tax Free Reorganization under Section 368(a)(1)(b) of the Code (“Tax Free Reorganization”).  Purchaser warrants that it will not take any action, either prior to or after the closing of the transaction which would jeopardize the status of the transaction as a Tax Free Reorganization, nor will it take any tax, financial, regulatory or any other reporting position (“Reporting Position”) which would be contrary to characterizing this transaction as a Tax Free Reorganization.  Any act of Purchaser or Reporting Position taken by Purchaser that would be contrary to characterization of this transaction as a Tax Free Reorganization shall be null and void ab initio.  Purchaser agrees to indemnify, defend and hold Seller harmless for all valid claims, losses, liabilities (including tax liabilities, interest and penalties) and damages, including reasonable attorneys fees resulting from a breach of this provision (including attorneys fees incurred to enforce this indemnification provision).  Purchaser agrees to execute and deliver any documents reasonably requested by the Company to confirm the status of this transaction as a Tax Free Reorganization, including (but not limited to) an amendment to this Agreement.

ARTICLE VI
COVENANTS

6.1

Consents.

The Company shall use their best efforts, and the Purchaser shall cooperate with the Company, to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement; provided, however, that neither the Company nor the Purchaser shall be obligated to pay any consideration therefor to any third party from whom consent or approval is requested.

6.2

Filings with Governmental Bodies.

(a)

Each party hereto agrees to use its best efforts to comply and cause its Affiliates to comply in a full and timely manner with any request from a Governmental Body for additional information.

(b)

Notwithstanding anything to the contrary contained herein, nothing in this Agreement will require the Purchaser, whether pursuant to an order of the Federal Trade Commission or the United States Department of Justice or otherwise, to dispose of any assets, lines of business or equity interests in order to obtain the consent of the Federal Trade Commission or the United States Department of Justice to the transactions contemplated by this Agreement.

6.3

Updated Financial Statements.

Upon the request of the Purchaser, the Company shall provide to the Purchaser and Purchaser’s accountants updated and revised audited financial statements of the Company in connection with any future financial statement preparation and any required Securities and Exchange filing.

6.4

Other Actions.

The Seller and the Purchaser shall use their best efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

6.5

No Solicitation.

The Company will not, and will not cause or permit the Company or any of the Company’s directors, officers, employees, representatives or agents (collectively, the “Representatives”) to, directly or indirectly, (i) discuss, negotiate, undertake, authorize, recommend, propose or enter into, either as the proposed surviving, merged, acquiring or acquired corporation, any transaction involving a merger, consolidation, business combination, purchase or disposition of any amount of the assets or capital stock or other equity interest in the Company other than the transactions contemplated by this Agreement (an “Acquisition Transaction”), (ii) facilitate, encourage, solicit or initiate discussions, negotiations or submissions of proposals or offers in respect of an Acquisition Transaction, (iii) furnish or cause to be furnished, to any Person, any information concerning the business, operations, properties or assets of the Company in connection with an Acquisition Transaction, or (iv) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any of the foregoing.  The Company, upon receiving notice from the Seller, or any representative of the Seller or the Company of any proposal or inquiry in respect of any acquisition transaction, will immediately inform the Purchaser in writing following the receipt of such notice.

6.6

Preservation of Records.

Subject to Section 9.4(e) hereof (relating to the preservation of Tax records), the Company and the Purchaser agree that each of them shall preserve and keep the records held by it relating to the business of the Company for a period of three years from the Closing Date and shall make such records and personnel available to the other as may be reasonably required by such party in connection with, among other things, any insurance claims by, legal proceedings against or governmental investigations of the Seller or the Purchaser or any of their Affiliates or in order to enable the Seller or the Purchaser to comply with their respective obligations under this Agreement, the Employment Agreements, as applicable, and each other agreement, document or instrument contemplated hereby or thereby.  In the event the Company or the Purchaser wish to destroy such records after that time, such party shall first give ninety (90) days prior written notice to the other and such other party shall have the right at its option and expense, upon prior written notice given to such party within that ninety (90) day period, to take possession of the records within one hundred and eighty (180) days after the date of such notice.

6.7

Publicity.

Neither the Seller nor the Purchaser shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of the Purchaser, disclosure is otherwise required by applicable Law or by the applicable rules of any stock exchange on which the Purchaser lists securities, provided that, to the extent required by applicable law, the party intending to make such release shall use its best efforts consistent with such applicable law to consult with the other party with respect to the text thereof.

6.8

Resignation of Officers and Directors.

At the Closing, the officers and directors of the Purchaser shall submit their written resignations from such offices effective as of the Closing. Immediately prior to their resignations, the directors of the Purchaser shall appoint to the board of directors of the Purchaser the following persons: Dr. He Tian, Paw Yew Hock, Cheong Kum Hong, Chen Zhi Wei and Lee Chong Gim Daniel.

6.9

Name Change.

As soon as possible following the Closing, the Purchaser will change its name to China Agro-Technology Holdings Ltd. or such as name as the Seller shall determine.

ARTICLE VII
CONDITIONS TO CLOSING

7.1

Conditions Precedent to Obligations of Purchaser.

The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by the Purchaser in whole or in part to the extent permitted by applicable law):

(a)

all representations and warranties of the Seller contained herein shall be true and correct as of the date hereof;

(b)

all representations and warranties of the Seller contained herein qualified as to materiality shall be true and correct, and the representations and warranties of the Seller contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that time;

(c)

the Seller shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(d)

the Purchaser shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to the Purchaser) executed by each Representing Seller certifying as to the fulfillment of the applicable conditions specified in Sections 7.1(a), 7.1(b) and 7.1(c) hereof;

(e)

Certificates representing 100% of the Shares shall have been, or shall at the Closing be, validly delivered and transferred to the Purchaser, free and clear of any and all Liens;

(f)

the Purchaser shall have obtained all consents and waivers referred to in Section 6.3 hereof with respect to the transactions contemplated by this Agreement and the Purchaser Documents;

(g)

there shall not have been or occurred any Material Adverse Change;

(h)

the Purchaser shall have been furnished with a certificate (dated the Closing Date and in form and substance reasonably satisfactory to the Purchaser) executed by the President of Tian Agro-Technology Pte. Ltd. making certain representations and warranties as to such Subsidiary;

(i)

no Legal Proceedings shall have been instituted or threatened or claim or demand made against the Seller, the Company, or the Purchaser seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; and

(j)

the Subsidiary Sale shall close concurrently with the closing under this Agreement.

7.2

Conditions Precedent to Obligations of the Seller.

The obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by the Seller in whole or in part to the extent permitted by applicable law):

(a)

Certificates representing the Purchaser Common Stock shall have been, or shall at the Closing be, validly delivered and transferred to the Seller, or the Seller’s designee(s), free and clear of any and all Liens;

(b)

all representations and warranties of the Purchaser contained herein shall be true and correct as of the date hereof;

(c)

all representations and warranties of the Purchaser contained herein qualified as to materiality shall be true and correct, and all representations and warranties of the Purchaser contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that date;

(d)

the Purchaser shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser on or prior to the Closing Date;

(e)

the Seller shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to the Seller) executed by the Chief Executive Officer and Chief Financial Officer of the Purchaser certifying as to the fulfillment of the conditions specified in Sections 7.2(a), 7.2(b) and 7.2(c); and

(f)

there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

ARTICLE VIII
DOCUMENTS TO BE DELIVERED

8.1

Documents to be Delivered by the Seller.

At the Closing, the Seller shall deliver, or cause to be delivered, to the Purchaser the following:

(a)

stock certificates representing the Shares, duly endorsed in blank or accompanied by stock transfer powers and with all requisite stock transfer tax stamps attached;

(b)

the certificates referred to in Sections 7.1(d), 7.1(h) and 8.1(e) hereof;

(c)

the opinion of Maples and Calder, counsel to the Seller, in substantially the form of Exhibit C hereto;

(d)

copies of all consents and waivers referred to in Section 7.1(f) hereof;

(e)

certificates of good standing with respect to the Company and each subsidiary issued by the appropriate governmental agency and for each jurisdiction in which the Company and each subsidiary is qualified to do business as a foreign corporation; and

(f)

such other documents as the Purchaser shall reasonably request.

8.2

Documents to be Delivered by the Purchaser.

At the Closing, the Purchaser shall deliver to the Seller the following:

(a)

the certificates referred to in Section 7.2(a) hereof;

(b)

the certificates referred to in Section 7.2(e) hereof;

(c)

written resignations of the officers and directors of the Purchaser;

(d)

the opinion of Barrow & Williams, counsel to the Purchaser, in substantially the form of Exhibit D hereto;

(e)

such other documents as the Seller shall reasonably request.

ARTICLE IX
INDEMNIFICATION

9.1

Indemnification Obligations in favor of the Executive Officers, Directors, and Employees of Purchaser.

From and after the Closing Date, the Company and the Purchaser shall reimburse, indemnify and hold harmless the executive officers, directors, and employees of the Purchaser in office immediately prior to the Closing (each such person and his heirs, executors, administrators, agents, successors and assigns is referred to herein as a “Purchaser Indemnified Party”) against and in respect of:

(a) Any and all damages, losses, settlement payments, in respect of deficiencies, liabilities, costs, expenses and claims suffered, sustained, incurred or required to be paid by any Purchaser Indemnified Party, and any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other procedures or investigation against any Indemnified Party, which arises or results from a third-party claim brought against a Purchaser Indemnified Party to the extent based on the business, operations or assets of Purchaser or any of Purchaser’s subsidiaries or the actions or omissions of any officer, director, shareholder, employee, or agent of Purchaser or any of the Purchaser’s subsidiaries after the Closing this Agreement.

(b) Purchaser shall have no obligation to indemnify or hold harmless a Purchaser Indemnified Party for any settlement entered into by such Purchaser Indemnified Party without Purchaser’s prior written consent after Closing of this Agreement. In addition, the Purchaser shall have no obligation to indemnify or hold harmless any Purchaser Indemnified Party for any damages, claims, losses or the like based on the diminution in value of the Indemnified Person’s Purchaser common shares.

9.2

Indemnification Obligations in favor of Purchaser.

From and after the Closing Date, the Company shall reimburse, indemnify and hold harmless the Purchaser, the Company, and the Seller, and the executive officers, directors, and employees of the Purchaser and the Company in office after the Closing (each such person and his heirs, executors, administrators, agents, successors and assigns is referred to herein as a “Company Indemnified Party”) against and in respect of any and all damages, losses, settlement payments, in respect of deficiencies, liabilities, costs, expenses and claims suffered, sustained, incurred or required to be paid by any Company Indemnified Party, and any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other procedures or investigation against any Company Indemnified Party, in respect of any breach of any representation, warranty, covenant, or other agreement made by the Purchaser or any Representative Seller. The Company will retain at least $100,000 of assets for a period of at least one year and thereafter such amount as to which any Company Indemnified has made an indemnification claim.

ARTICLE X
MISCELLANEOUS

10.1

Certain Definitions.

Affiliate means with respect to a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

Agreement means this Stock Exchange Agreement, included exhibits and schedules attached hereto.

Balance Sheet shall have the meaning ascribed to it in Section 3.7.

Balance Sheet Date shall have the meaning ascribed to it in Section 3.7.

Closing shall have the meaning ascribed to it in Section 2.1.

Closing Date shall have the meaning ascribed to it in Section 2.1.

Closing Date Balance Sheet means the statement of financial position of the Company on December 21, 2007, in conformity with GAAP.

Company means China Agro-Technology Ltd., a British Virgin Islands corporation.

Company Documents shall have the meaning ascribed to it in Section 3.2.

Contract means and includes all contracts, agreements, understandings, indentures, notes, bonds, loans, instruments, leases, mortgages, commitments, obligations or other binding arrangements, oral or written

Effective Time shall have the meaning ascribed to it in Section 1.1.

Financial Statements shall have the meaning ascribed to it in Section 3.7.

GAAP means United States generally accepted accounting principles.

Governmental Body means any federal, state, municipal, domestic or foreign court, tribunal, administrative agency, department, commission, board, bureau or other governmental authority or instrumentality.

Laws mean any federal, state, foreign, or local law, statute, ordinance, rule, regulation, order, judgment or decree.

                 Legal Proceeding means any action, hearing, trial, or application before a court or governmental body of competent jurisdiction.

Lien means and includes any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal or offer, easement, servitude, transfer restriction or voting requirement under any or similar agreement, or any other encumbrance, restriction or limitation whatsoever.

Material Adverse Effect shall mean any effect on the business, stock price, operations, properties, prospects, or financial condition to that entity that is material and adverse to that entity and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of that entity to enter into and perform any of its obligations under this Agreement in any material respect.

Material Adverse Change means any material adverse change (excluding the occurrence of expenses in connection with the Merger) since December 31, 2006 in the business, results of operations, condition (financial or otherwise), assets, properties, liabilities (absolute, accrued, contingent or otherwise), or reserves of the Company or Purchaser, as the case may be.

Material Contracts shall have the meaning ascribed to it in Section 3.14.

Order means any decision issued by a court or governmental body of competent jurisdiction.

Permit means any written warrant or license granted by any court or governmental body of competent jurisdiction.

Person means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, any unincorporated organization, or a government or political subdivision thereof.

Purchaser means Tian Agro-Technology Holdings Ltd., a Belize corporation.

Purchaser Common Stock shall have the meaning ascribed to it in Section 2.1.

Purchaser Documents shall have the meaning ascribed to it in Section 5.2.

Securities Act means the Securities Act of 1933, as amended.

Seller means Tian Investments Group Ltd., a British Virgin Islands corporation.

Seller Documents shall have the meaning ascribed to it in Section 4.2.

Shares means the 1,149,108 shares of common stock of the Company, which represents all of the issued and outstanding shares of the Company.

Sichenzia Ross Friedman Ference LLP means Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, counsel to the Company.

Subsidiaries mean any person that is directly, or indirectly controlled by such person.

Taxes (or “Tax” where the context requires) means all Federal, state, county, local, foreign and other taxes (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll-related and property taxes, and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest and penalties with respect thereto.

10.2

Payment of Sales, Use or Similar Taxes.

All sales, use, transfer, intangible, recordation, documentary stamp or similar Taxes or charges, of any nature whatsoever, applicable to, or resulting from, the transactions contemplated by this Agreement shall be borne by the Seller.

10.3

Expenses.

Upon consummation of this Agreement, the Purchaser, in addition to paying its own expenses, shall pay the fees and expenses incurred by the Company and the Seller in connection with this Agreement.  The Seller shall pay any fees and expenses incurred by the Company or the Seller not in connection with this Agreement.

10.4

Survival of Representations and Warranties.

The parties hereto hereby agree that the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the Closing hereunder, regardless of any investigation made by the parties hereto; provided, however, that any claims or actions with respect thereto (other than claims for indemnifications with respect to the representation and warranties contained in Sections 3.11, 3.14, 3.17, 4.5, 4.11 and 4.12 which shall survive for periods coterminous with any applicable statutes of limitation) shall terminate unless within twenty-seven (27) months after the Closing Date written notice of such claims is given to the Company or such actions are commenced.

10.5

Further Assurances.

The Seller and the Purchaser each agree to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

10.6

Submission to Jurisdiction; Consent to Service of Process.

(a)

The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any court located within the region of Hong Kong over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)

Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 10.10.

10.7

Entire Agreement; Amendments and Waivers.

This Agreement (including the schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.  No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

10.8

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the region of Hong Kong.

10.9

Table of Contents and Headings.

The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

10.10

Notices.

All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

If to the Purchaser:

Tian Agro-Technology Holdings Ltd.

East of Muping

Yantai, Shandong, People’s Republic of China

Attn: Tang Yuxiang

With a copy to:

Tristan R. Pico

3420 Ocean Park Boulevard, Suite 3000

Santa Monica, California 90405

If to the Company

and Seller:

China Agro-Technology Ltd.

7 Temasek Boulevard #04-02

Suntec Tower One

Singapore 038987

Attn:  Dr. He Tian

With a copy to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Attn:  Richard A. Friedman, Esq.

10.11

Severability.

If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

10.12

Binding Effect; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below.  No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Seller or the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that the Purchaser may assign this Agreement and any or all rights or obligations hereunder (including, without limitation, the Purchaser’s rights to acquire the Shares by exchange and the Purchaser’s rights to seek indemnification hereunder) to any Affiliate of the Purchaser.  Upon any such permitted assignment, the references in this Agreement to the Purchaser shall also apply to any such assignee unless the context otherwise requires.

10.13

Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

TIAN AGRO-TECHNOLOGY HOLDINGS LTD.

/s/ Tang Yuxiang

By:  Tang Yuxiang

Title:  Chief Executive Officer

CHINA AGRO-TECHNOLOGY LTD.

/s/ Dr. He Tian

By: Dr. He Tian

Title: Chief Executive Officer

CHINA AGRO-TECHNOLOGY LTD. SHAREHOLDER

TIAN INVESTMENTS GROUP LTD.

/s/ Dr. He Tian

By: Dr. He Tian

Title: Director

ANNEX A

Name[1]	Tian Agro Shares	Yantai Dahua Shares
Tian Investments Group Ltd	1,149,108	128,576,000
Rontric Investment Holding Ltd.	--	31,456,000
Titanium Capital Pte Ltd	--	31,403,000
Boulevard Holdings Group Ltd	--	29,552,000
De An Men Holdings Pte Ltd	--	30,137,000
Bridge-Star Holdings Limited	--	8,765,000
Teo Cheng Kwee	--	15,128,000
Golden Nugget Resources Ltd.	--	7,791,000
A3W Infrastructure Corporation Ltd.	--	3,895,000
Richen Group Limited	--	1,297,000
Total	1,149,108	288,000,000

__________________

1The mailing address of the Seller shall be: c/o China Agro-Technology Ltd., 7 Temasek Boulevard #04-02, Suntec Tower One, Singapore 038987.

Schedule 3.3(b)

CAPITALIZATION

None.

Schedule 3.4

SUBSIDIARIES

Set forth below is a list of subsidiaries of the Company at December 21, 2007. All listed subsidiaries are 100% owned, except as noted.

Name	Jurisdiction of Organization
Tian Agro-Technology Ltd.	British Virgin Islands
Tian Agro-Technology Pte. Ltd.	Republic of Singapore
Qingyuan Zhao Tian Eco-Agriculture Co., Ltd.	People’s Republic of China (80%)

Schedule 3.10

TITLE TO PROPERTY

None.

Schedule 3.11

EMPLOYEE BENEFITS

None.

Schedule 3.15

RELATED PARTY TRANSACTIONS

Set forth below is a list of indebtedness of the Company and subsidiaries at December 21, 2007.

Schedule 3.17

FINANCIAL ADVISORS

Brean Murray, Carret & Co., LLC

Schedule 4.12

FINANCIAL ADVISORS

None

Schedule 5.6

FINANCIAL ADVISORS

None

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